October 10, 1996
                             DREYFUS MASSACHUSETTS
                       INTERMEDIATE MUNICIPAL BOND FUND
                           SUPPLEMENT TO PROSPECTUS
                             DATED AUGUST 1, 1996
        THE FOLLOWING INFORMATION SUPERSEDES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        The Fund's primary portfolio manager is Monica Wieboldt. She has held that position since October 1, 1996 and has been employed by The Dreyfus Corporation since 1983.
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE FOLLOWING INDICATED SECTIONS OF THE FUND'S PROSPECTUS:
                       ANNUAL FUND OPERATING EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
  Redemption Fee
  (as a percentage of amount redeemed)....            1.00%
        The information contained in the Fund's Annual Operating Expenses and the Example do not reflect any redemption fee retained by the Fund.
                            HOW TO REDEEM SHARES
        Effective November 4, 1996, the Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon the redemption of Fund

                         (CONTINUED ON REVERSE SIDE)

shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. The redemption fee may be waived, modified or discontinued at any time, or from time to time.
268s101096


                                                 October 10, 1996

     DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

       Supplement to Statement of Additional Information
                      Dated August 1, 1996

     The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Redemption of Shares":

     Redemption Fee. Effective November 4, 1996, the Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

     No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. This redemption fee may be waived, modified or discontinued at any time, or from time to time.